Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                       34
Due Period                                             01-Jul-98
Distribution Date                                      14-Aug-98
Payment Date                                           17-Aug-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                  18.42%
Annualized Gross Losses                                -10.84%
Annualized Portfolio Yield                             7.58%
Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                             230720733.12
     30 -   59 days (%)                                     6.19%
     60 -   89 days ($)                               76414333.12
     60 -   89 days (%)                                     2.05%
     90 - 119 days ($                                 49011419.52
     90 - 119 days (%)                                      1.32%
   120 - 149 days ($)                                 42797962.47
   120 - 149 days (%)                                       1.15%
   150 - 179 days ($)                                 39067141.14
   150 - 179 days (%)                                       1.05%
   180 - 209 days ($)                                 36534883.78
   180 - 209 days (%)                                       0.98%
   210 - 239 days ($)                                 35448168.62
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35388912.23
   240 - 269 days (%)                                       0.95%
   270 - 299 days ($)                                 34267204.45
   270 - 299 days (%)                                       0.92%
   300+ days  ($)                                      6273720.17
   300+ days (%)                                            0.17%
Additional Balances on Existing Credit Lines
(draws - principal only)                            49,991,179.98
Principal Collections                              124,540,109.97
Defaulted Receivables                               34,627,929.67
Finance Charge  & Administrative Collections        57,486,527.25
Recoveries                                           1,375,567.00
Average Principal Balance                        3,834,719,633.62
Personal Homeowner Lines as % of Total Principal           29.75%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1
No. of PMTs Since Issuance:                                  34
Distribution Date:                                     14-Aug-98
Payment Date:                                          17-Aug-98
Collection Period Beginning:                           01-Jul-98
Collection Period Ending:                              31-Jul-98
Note and Certificate Accrual Beginning:                15-Jul-98
Note and Certificate Accrual Ending:                   17-Aug-98
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation
Invested Amount                                             10.26%
OC Balance as % of Ending Participation
Invested Amount                                             9.52%
OC Balance as % of Ending Participation
Invested Amount (3 consecutiv                            Test Met
Does Early Amortization Start Based on OC/Part.
Invstd. Amt. Test                                            0.00
Is the MAP Over?                                             0.00
Is this the Early Amortization Period?                       0.00
Interest Allocation Percentage Calculation:
Numerator                                          512,783,791.10
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                    3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                       3,645,692,666.40
Applicable Interest Allocation Percentage                  13.37%
Principal Allocation Percentage Calculation:
Numerator                                          512,783,791.10
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                    3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                       3,650,550,336.38
Applicable Principal Allocation Percentage                 13.37%
Default Allocation Percentage Calculation:
Numerator                                          512,783,791.10
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                    3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                       3,645,692,666.40
Default Allocation Percentage (Floating
Allocation Percentage)                                     13.37%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                9,230,108.24
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                                 4,630,492.64
Excess of (i) 1.8% of Part. Inv. Amt.  over
(ii) Series Part. Interes                            4,599,615.60
Minimum Principal Amount                             4,599,615.60
Investor Principal Collections                       9,968,781.71
Investor Finance Charge and Admin.
Collections (4.11a)                                  7,871,117.25
Investor Allocated Defaulted Amounts                 4,630,492.64
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance   512,783,791.10
Beginning Participation Invested Amount
(Invested Amt on previous D                        512,783,791.10
Ending Participation Unpaid Principal Balance      498,184,516.75
Ending Participation Invested Amount
(Invested Amt on current Distri                    498,184,516.75
Beginning Participation Unpaid Principal Balance
x (PRIME-1.50%)                                      3,090,946.74
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                            2,569,932.37
Participation Invested Amount x 25bps per annum        106,829.96
Participation Interest Distribution Amount           3,090,946.74

Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin.
Collections (4.11a)                                  7,871,117.25
Servicing Fee if HFC is not the
Servicer (Sec. 4.11 (a)(i)                                  0.00
Series Participation Interest  Monthly Interest
(Sec. 4.11 (a)(ii))                                  3,090,946.74
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                                 4,630,492.64
Reimbursed  Series Particpation Interest Charge-Offs
(Sec. 4.11 (a)(i                                            0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v) 149,677.86
Excess (Sec. 4.11 (a)(vi))                                  0.00
Reconciliation Check                                        0.00
Series Participation Interest Monthly Principal    14,599,274.35
Beginning Unreimbursed Participation Interest Charge-Offs    0.00
Series Participation Interest Charge-Offs(Sec. 4.12 (a)      0.00
Reimbursed  Series Particpation Interest Charge-Offs
(Sec. 4.11 (a)(i                                            0.00
Ending Unreimbursed Participation Interest Charge-Offs      0.00
Available Investor Principal Collections            14,599,274.35
Participation Interest Distribution Amount           3,090,946.74
Series Participation Interest Charge-Offs                   0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                            2,569,932.37
Excess Interest                                        521,014.37
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00
+Available Investor Principal Collections           14,599,274.35
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover Charge Offs       0.00
Optimum Monthly Principal                           14,599,274.35
Are the Notes Retired ?                                     0.00
Accelerated Principal Payment                          106,829.96
Beginning Class A Security Balance                 257,678,412.78
Beginning Class B Security Balance                 172,196,000.00
Beginning Certificate  Security Balance             30,304,000.00
Beginning Overcollateralization Amount plus APP     52,712,208.28
Beginning Class A Adjusted Balance                 257,678,412.78
Beginning Class B Adjusted Balance                 172,196,000.00
Beginning Certficate  Adjusted Balance              30,304,000.00
Beginning Overcollateralization Amount plus APP 52,712,208.28 Class A Balance After Payment pursuant to
clause(iv)                                         249,092,258.38
Class B Balance After Payment pursuant to
clause (v)                                         172,196,000.00
Certificate Balance After Payment pursuant to
clause (vi)                                         29,568,729.28
Class B Minimum Adjusted Principal Balance          61,666,666.67
Certificate Minimum Adjusted Principal Balance       5,833,333.33
Minimum Overcollateralization Amount                15,833,333.33
Certificate Minimum Balance Target                  15,096,983.60
Scheduled Certificate Payment to Certificate
Minimum Balance Target                              15,207,016.40
Class A Targeted Balance                           249,092,258.38
Class B Targeted Balance                           184,328,271.20
Certificate Targeted Balance                        29,568,729.28
Class A:  Payment Required to get to Target          8,586,154.41
Class B:  Payment Required to get to Target or
Minimum Adjusted Balan                                      0.00
Certificate:  Payment Required to get to
Target or Minimum Adjusted B                           735,270.72
OC:  Payment to get to Minimum
Overcollateralization Amount                        36,878,874.94
Section 3.05 Payment of Principal and Interest;
Defaulted Interest                                          0.00
Pay Certificate Yield in step (i) (1= Yes)                  1.00
Remittances on the Participation                   17,690,221.09
Interest and Yield
(i)     Pay Class A Interest Distribution
        (Sec. 3.05 (i)(a))                          1,392,724.98
(ii)    Pay Class B Interest Distribution
        (Sec. 3.05 (i)(b))                             991,472.28
(iii)   Pay Certificates the Certificate Yield
        (Sec. 3.05 (i)(c))                             185,735.11
Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal Balance
       (Sec. 3.05 (ii)(a))                           8,586,154.41
(v)    Pay Class B to Targeted Principal Balance
       (Sec. 3.05 (ii)(b))                                  0.00
ONLY Pay Certificate Interest if not paid pursuant
to (Sec. 3.05 (i)(                                          0.00
Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal
       Balance (Sec. 3.05 (iii)                        735,270.72
(vii)  Pay OC Remaining Optimal Monthly Principal
       Amount (Sec. 3.05 (                           5,277,849.23
Principal up to the Accelerated Principal Payment Amount
(viii) (a)Pay Class A to Targeted Principal Balance
         (Sec. 3.05 (v                                      0.00
(viii) (b  )  Pay Class B to Targeted Principal
          Balance (Sec. 3.05 (v                             0.00
(viii) (c  )  Pay Class A to zero (Sec. 3.05 (v)(c)    106,829.96
(viii) (d  )  Pay Class B to zero (Sec. 3.05 (v)(d))        0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a)               0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b)               0.00
(xiii) Pay Certificates, st.Certificate Min. Bal.
       Target (Sec. 3.05 (                                  0.00
(ix)   Pay OC Remaining Optimum Monthly Principal
       (Sec. 3.05 (vi)(d))                                  0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii)           414,184.41
Total Reconciliation Check                                  0.00
Accelerated Principal Reconciliation                        0.00
Optimum Monthly Principal Reconciliation                    0.00
BOND SUMMARY:
Beginning Class A Note Security Balance           $257,678,412.78
Beginning Class B Note Security Balance           $172,196,000.00
Beginning Certificate Security Balance             $30,304,000.00
Beginning Overcollateralization Amount             $52,605,378.32
Beginning Class A Adjusted Balance                $257,678,412.78
Beginning Class B Adjusted Balance                $172,196,000.00
Beginning Certficate  Adjusted Balance             $30,304,000.00
Beginning Overcollateralization Amount             $52,605,378.32
Ending Class A Note Security Balance              $248,985,428.42
Ending Class B Note Security Balance              $172,196,000.00
Ending Certificate Security Balance                $29,568,729.28
Ending Overcollateralization Amount                $47,434,359.05
Ending Class A Adjusted Balance                   $248,985,428.42
Ending Class B Adjusted Balance                   $172,196,000.00
Ending Certficate  Adjusted Balance                $29,568,729.28
Ending Overcollateralization Amount                $47,434,359.05
Class A Note Rate Capped at 13%                         5.896250%
Class B Note Rate Capped at 15%                         6.281250%
Certificate Rate Capped at 16%                          6.686250%
Class A Interest Due                                $1,392,724.98
Class B Interest Due                                  $991,472.28
Certificate Yield  Due                                $185,735.11
Class A Interest Paid                               $1,392,724.98
Class B Interest Paid                                 $991,472.28
Certificate Yield Paid                                $185,735.11
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Certificate Unpaid Yield                                    $0.00
Class A Principal Paid                              $8,692,984.36
Class B Principal Paid                                      $0.00
Certificate Principal Paid                            $735,270.72
OC Principal Paid                                   $5,277,849.23
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                    $106,829.96
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation(should equal $0.00)           ($0.00)
Certificate Balance/Participation Invested Amount
(Beginning of Month                                       5.9097%
Designated Certificate / Certificate Security
(Balance Beginning of M                                 1.003168%
Designated Certificate  - Beginning of Month          $304,000.00
Principal Payments in Respect of  Designated
Certificate (Sec. 3.05 (                                $7,376.00
Designated Certificate  - End of Month                $296,624.00
Interest Payments in Respect of Designated
Certificate (Sec. 3.05 (i)                              $1,863.24
Designated Certificateholder Accelerated
Principal Payments - Beginni                        $5,105,378.32
Accelerated Principal Payment (Sec. 3.05 (v)          $106,829.96
Payments to Holder of Designated Certificate in
respect to Acc. Prin.                               $5,212,208.28
Designated Certificateholder Accelerated
Principal Payments - Ending                                 $0.00
Designated Certificateholder Holdback Amount
(Beginning of Month)                               $47,500,000.00
Payments to Designated Certificates in Reduction
of Holdback Amount (                                   $65,640.95
Designated Certificateholder Holdback Amount
(End of Month)                                     $47,434,359.05
Remaining Payments to Designated Certificates
(Sec. 3.05 paragraph fo                                     $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii)          $414,184.41
Monthly Security  Report                                    $0.00
Household Consumer Loan Trust 1995-1                        $0.00
Distribution Date                                      14-Aug-98
Payment Date:                                          17-Aug-98
Collection Period Beginning                            01-Jul-98
Collection Period Ending:                              31-Jul-98
Note and Certificate Accrual Beginning:                15-Jul-98
Note and Certificate Accrual Ending:                   17-Aug-98
Ending Pool Principal Balance                   $3,725,565,760.80
Series 1995-1 Participation Invested Amount       $498,184,516.75
Seller Amount                                     $183,762,674.02
Remittances on the Participation                  $17,690,221.09
Optimum Monthly Principal                         $14,599,274.35
Accelerated Principal Payment                        $106,829.96
Beginning Class A Note Security Balance           $257,678,412.78
Beginning Class B Note Security Balance           $172,196,000.00
Beginning Certificate Security Balance            $30,304,000.00
Beginning Overcollateralization Amount            $52,605,378.32
Beginning Class A Adjusted Balance                $257,678,412.78
Beginning Class B Adjusted Balance                $172,196,000.00
Beginning Certficate  Adjusted Balance            $30,304,000.00
Beginning Overcollateralization Amount            $52,605,378.32
Ending Class A Note Security Balance              $248,985,428.42
Ending Class B Note Security Balance              $172,196,000.00
Ending Certificate Security Balance               $29,568,729.28
Ending Overcollateralization Amount               $47,434,359.05
Ending Class A Adjusted Balance                   $248,985,428.42
Ending Class B Adjusted Balance                   $172,196,000.00
Ending Certificate  Adjusted Balance               $29,568,729.28
Ending Overcollateralization Amount               $47,434,359.05
Class A Note Rate Capped at 13%                        5.896250%
Class B Note Rate Capped at 15%                        6.281250%
Certificate Rate Capped at 16%                         6.686250%
Class A Interest Due                              $1,392,724.98
Class B Interest Due                                $991,472.28
Certificate Yield  Due                              $185,735.11
Class A Interest Paid                             $1,392,724.98
Class B Interest Paid                               $991,472.28
Certificate Yield Paid                              $185,735.11
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A Principal Paid                             $8,692,984.36
Class B Principal Paid                                      $0.00
Certificate  Principal Paid                          $735,270.72
OC Principal Paid                                  $5,277,849.23
Beginning Class A Net Charge-Off                           $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                    $106,829.96
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A                         1.856967
Principal paid per $1,000 Class A                       11.590646
Interest paid per $1,000 Class B                         5.757813
Principal paid per $1,000 Class B                        0.000000
Yield Paid per $1,000 Certificate                        6.129063
Principal Paid per $1,000 Certificate                   24.263157

Bloomberg Summary
Household Consumer Loan Trust 1995-1
Distribution Date                                      17-Aug-98
Due Period                                             Jul-98
Monthly Payment Rate (including charge offs)                4.15%
Monthly Draw Rate                                           1.30%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      18.42%
Annualized Gross Losses                                    10.84%
Annualized Portfolio Yield                                  7.58%
Weighted Coupon                                             6.09%
Excess Servicing                                            1.49%
Ending Overcollateralization Percentage                     9.52%
Trigger Level                                               4.75%
Excess Overcollateralization                                4.77%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               6.19%
      60-89 days (Del Stat 2)                               2.05%
      90+ days (Del Stat 3+)                                7.48%

Total Participation Balance (ending)               498,184,516.75